FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (the "**Amendment**"), dated as of March 20, 2024, is entered into by NOVELSTEM INTERNATIONAL CORP., a Florida corporation (the "**Maker**") and Jerry Wolasky, an individual (the "**Noteholder**").

WHEREAS, the Maker and the Noteholder are parties to that certain Promissory Note, dated as of May 31, 2022 (the "**Promissory Note**"); and

WHEREAS, the Maker and the Noteholder desire to amend the Promissory Note to set the principal to the amount funded on the note and extend the term of the Promissory Note.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

Amendment to the Promissory Note. It is hereby agreed and understood that the Promissory Note shall be amended as follows:

1. Principal. The first paragraph of the Promissory Note is hereby amended and restated entirety to read as follows:

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, NovelStem International Corp., a Florida corporation (the "**Maker**"), hereby unconditionally promises to pay to the order of Jerry Wolasky or his assigns (the "**Noteholder**", and together with the Maker, the "**Parties**"), the principal amount of Five Hundred Thousand Dollars ($500,000) (the "**Loan**"), together with all accrued interest thereon, as provided in this Negotiable Promissory Note (the "**Note**", as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms). This loan was funded in the amount of $250,000 prior to the execution of this Amendment and the remaining $250,000 will be funded immediately upon execution of this Amendment.

2. Maturity Date. The paragraph of the Promissory Note entitled "**Maturity Date**" is hereby amended and restated in its entirety to read as follows:

"**Maturity Date**" means the earlier of (a) September 1, 2025 and (b) the date on which all amounts under this Note shall become due and payable pursuant to Section 7.

Miscellaneous:
A. Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

B. This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Promissory Note to duly executed as of the day and year first written above.

MAKER:
NOVELSTEM INTERNATIONAL CORP.

/s/ Jan Loeb
Jan Loeb

NOTEHOLDER:

/s/ Jerry Wolasky
Jerry Wolasky